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                                                                 Exhibit 10.30.6

                         WAIVER, CONSENT AND FOURTH AMENDMENT
                    TO PARTICIPATION AGREEMENT AND LEASE AMENDMENT


         THIS WAIVER, CONSENT AND FOURTH AMENDMENT TO PARTICIPATION AGREEMENT AND LEASE AMENDMENT (this "Amendment"), dated as of May 17, 1996, is entered into among: (a) Rykoff-Sexton, Inc., a Delaware corporation, as Lessee (the "Lessee"), (b) BA Leasing & Capital Corporation, a California corporation, not in its individual capacity, except as otherwise expressly provided herein, but solely as Agent for the Lessors (the "Agent"), and (c) the various Lessors listed on the signature pages hereto (the "Lessors").

         WHEREAS, Lessee, Agent, the Lessors and Tone Brothers, Inc., an Iowa corporation, entered into that certain Participation Agreement, dated as of April 29, 1994, as amended by that certain First Amendment to Participation Agreement, Second Amendment to Participation Agreement and Third Amendment to Participation Agreement (as so amended, the "Participation Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to them in Schedule X to the Participation Agreement;

         WHEREAS, simultaneously with execution of the Participation Agreement, Lessee, Agent and the Lessors entered into a Lease intended as Security (the "Lease");

         WHEREAS, Lessee has entered into an Agreement and Plan of Merger with USF Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Lessee ("Merger Sub") and US Foodservice, Inc., a Delaware corporation (the "Company") pursuant to which the Company, upon receipt of the requisite approval from the stockholders of Lessee and the stockholders of the Company, will merge with and into Merger Sub (the "Merger");

         WHEREAS, Section 21.2 of the Lease prohibits merger of any other corporation with or into any subsidiary of Lessee;

         WHEREAS, Lessee seeks the consent of Lessors to the Merger and waiver of Section 21.2 of the Lease;

         WHEREAS, simultaneously with consummation of the Merger, Lessee will enter into a Credit Agreement dated as of May 17, 1996 among Lessee, Bank of America National Trust and Savings Association, as Administrative Agent, BA Securities, Inc., as Syndication Agent, The Chase Manhattan Bank, N.A., as an Agent and the other financial institutions party thereto (the "New Credit Agreement") which will replace the Credit Agreement dated as of October 25, 1993 between Bank of America National Trust and Savings Association and Lessee (the "Old Credit Agreement"); and

         WHEREAS, in order to affirm that the New Credit Agreement is a refinancing of the Old Credit Agreement, Lessee desires to amend the definition of "Credit Agreement" in Schedule


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X to the Participation Agreement and substitute therefor the definition of "New
Credit Agreement" as set forth above.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual terms and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. WAIVER AND CONSENT. The Lessors hereby consent to the Merger and waive the provisions of Section 21.2 of the Lease insofar as such provisions would otherwise prohibit the consummation of the Merger. The waiver and consent set forth in this Amendment are strictly limited to the circumstances described herein and shall not be deemed to apply to any other matter. Except as expressly provided in Section 2 below, the Operative Agreements shall not be amended or modified in any respect and shall remain in full force and effect.

         2. AMENDMENTS TO PARTICIPATION AGREEMENT. Upon the effectiveness of this Amendment pursuant to Section 5 hereof, the following amendments to the Participation Agreement shall be effective:

              (a) The definition of "Credit Agreement" in Schedule X to the Participation Agreement is amended by deleting such definition in its entirety and substituting the following therefor:

              "CREDIT AGREEMENT" shall mean the Credit Agreement dated as of May 17, 1996, among Rykoff-Sexton, Inc., Bank of American
         National Trust and Savings Association, as Administrative Agent,
         The Chase Manhattan Bank, N.A., as Documentation Agent, BA Securities, Inc., as Co-Arranger, Chase Securities, Inc., as Co-Arranger, and the other financial institutions party thereto, as such agreement is amended, modified, restated or refinanced from time to time.

              (b) Section 6.1 (a)(ii) of the Participation Agreement is hereby amended and restated to read in full as follows:

              (ii) Lessee shall not, and shall not permit any of its Subsidiaries to, without the consent of each of the Lessors: (A) consolidate with or merge with or into any other corporation (a "Merger"), unless (x) Lessee or such Subsidiary is the surviving corporation of such Merger, (y) Lessee's Consolidated Net Worth after giving effect to such Merger is no less than it was immediately prior to such Merger, and (z) immediately before and after giving effect to such Merger, no default under the Lease or any of the Prior Debt Agreements shall have occurred and be continuing, or (B) transfer, directly or indirectly, by sale, exchange, lease or other disposition, in one transaction or a series of related transactions to one or more Persons, all or substantially all of its assets or all or substantially all of the assets of any of its divisions (a "Transfer") unless immediately before and after giving effect


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    to such Transfer, no default under the Lease or any of the Prior Debt
    Agreements shall have occurred and be continuing, and any transaction described in this clause (ii) shall be subject in any event to Section 22.1 of the Lease;

              (c) Section 6.1 of the Participation Agreement is amended by adding the following new subsections (l) and (m) thereto:

              (l) The Lessee shall at all times comply with the covenants set forth in Sections 7.13, 7.14, 7.15, 7.16 and 7.17 of the Credit Agreement as in effect on May 17, 1996, which covenants are incorporated herein by this reference as if set forth herein in full (together with the definitions of all terms used in such Sections as set forth in the Credit Agreement on May 17, 1996); PROVIDED that no amendment to, or waiver or modification of, any such Section or definition shall be effective for purposes of this Agreement unless such amendment, waiver or modification has been consented to in writing by each of the Lessors; PROVIDED, FURTHER, that if any such amendment, waiver or modification is consented to by less than all of the Lessors and any non-consenting Lessor is a Beneficiary (as defined in subsection (m) below), such Beneficiary shall be required to draw under its Letter of Credit and its vote shall not be considered in connection with such amendment, waiver or modification. In addition, the Lessee shall deliver to the Agent and each Lessor the certificate required to be delivered under Section 6.02(b)(i) and (ii) of the Credit Agreement as in effect on May 17, 1996, at the times specified in such Section. Such certificate shall be addressed to the Agent and the Lessors, who shall be entitled to rely thereon; and

              (m) Not later than May 17, 1996, the Lessee shall deliver to each of Pitney Bowes Credit Corporation and Manufacturers Bank, as Lessors (each a "Beneficiary"), and maintain at all times thereafter throughout the Lease Term, an irrevocable letter of credit (each a "Letter of Credit") issued by Bank of America Illinois or such other bank as may be acceptable to each such Lessor (the "Issuer") in a form reasonably satisfactory to each such Lessor. The stated amount of the Letter of Credit issued to Manufacturers Bank shall be $2,500,000, and the stated amount of the Letter of Credit issued to Pitney Bowes Credit Corporation shall be $3,500,000. Each Letter of Credit shall have a term of at least one year, automatically renewable annually for additional one-year periods, and in any event, the Lessee shall maintain each Letter of Credit in effect for a period of not less than seven (7) days following the Termination Date (it being understood and agreed that the Lessee may from time to time deliver a substitute Letter of Credit meeting the requirements of this Section in lieu of extending the term of an outstanding Letter of Credit). In the event that any Letter of Credit would expire at any time prior to seven (7) days after the Termination Date without a substitute Letter of Credit being provided to the applicable Beneficiary at least thirty


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         (30) days prior to such expiration, such occurrence shall be deemed an
         Event of Default and the Beneficiary shall be entitled to draw on such Letter of Credit for the full amount thereof and apply such amount to the repayment of the obligations owing to such Beneficiary under the Operative Agreements. At the end of the seventh day following the Termination Date, the Beneficiary of each Letter of Credit shall surrender such Letter of Credit to the Lessee if it has not previously been drawn in full and delivered to the Issuer. Each Lessor expressly acknowledges and agrees that a Lessor who is a Beneficiary of a Letter of Credit may draw upon such Letter of Credit upon the occurrence of any Event of Default and that such drawing may result in the repayment of the obligations owing to such Beneficiary under the Operative Agreements prior to the repayment of the obligations owing to the other Lessors. Upon any Beneficiary's drawing under a Letter of Credit, such Beneficiary's interests as a Lessor under the Operative Agreements and to the Collateral shall terminate, except with respect to indemnities which by their terms survive the termination of the Operative Agreements. The Operative Agreements, and the obligations of the Lessee thereunder, shall remain in full force and effect with respect to the Agent and each other Lessor.

         3. AMENDMENT TO LEASE. Upon the effectiveness of this Amendment pursuant to Section 5 hereof, Section 8.1(c) of the Lease is amended by adding the following phrase at the end of each Section:

         "or Section 6.1(l) or Section 6.1(m) of the Participation Agreement"

         4. INDUCING REPRESENTATIONS. As an inducement to the Agent and the Lessors to execute and deliver this Amendment, the Lessee represents and warrants that immediately before and after giving effect to the Merger and this Amendment, no default under the Lease or any of the Prior Debt Agreements (which term for this purpose shall be deemed to include the Old Credit Agreement prior to the Merger and the New Credit Agreement after the Merger) shall have occurred and be continuing.

         5. EFFECTIVENESS. This Amendment shall be effective upon the occurrence of each of the following:

              (a) the execution and delivery of this Amendment by all parties hereto; and

              (b) the payment by Lessee of all expenses incurred by the Agent and the Lessors (including the fees and expenses of counsel to the Agent and the Lessors) incurred in connection herewith.

         6.   APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.


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         7.   COUNTERPARTS.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each executed counterpart constituting an original but all together one agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.


RYKOFF-SEXTON, INC., as Lessee         BA LEASING & CAPITAL CORPORATION, not
                                       individually, but solely as Agent for
                                       Lessors



By/s/
  --------------------------------     By/s/
Name Printed:_____________________       --------------------------------
Title:____________________________     Name Printed:_____________________
                                       Title:____________________________



                                       By/s/
                                         --------------------------------
                                       Name Printed:_____________________
                                       Title:____________________________


LESSORS:


PITNEY BOWES CREDIT CORPORATION        BA LEASING & CAPITAL CORPORATION


By/s/
  --------------------------------     By/s/
Name Printed:_____________________       --------------------------------
Title:____________________________     Name Printed:_____________________
                                       Title:____________________________


MANUFACTURERS BANK
                                       By/s/
                                         --------------------------------
                                       Name Printed:_____________________
                                       Title:____________________________
By/s/
  --------------------------------
Name Printed:_____________________
Title:____________________________


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